UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

May 10, 2016

(Date of earliest event reported)

SOUTH JERSEY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

1 South Jersey Plaza, Folsom, New Jersey 08037

(Address of principal executive offices, including zip code)

(609) 561-9000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 15 and 16, 2016 South Jersey Industries, Inc. (“SJI”) plans to present information to industry securities analysts about its projected 2016 financial results and future prospects at the AGA Financial Forum in Naples, Florida. The slide presentation is furnished as Exhibit 99.1 hereto.

This information, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Special Note Regarding Forward-Looking Statements

Certain statements contained in the presentation furnished as Exhibit 99.1 may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact, including statements regarding future dividends, projected customer growth, projected growth of SJI’s businesses, planned capital expenditures and earnings targets, are forward-looking. Words such as “anticipate,” “believe,” “expect,” “estimate,” “forecast,” “goal,” “intend,” “objective,” “plan,” “potential,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were made and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, general economic conditions on an international, national, state and local level; weather conditions in SJI’s marketing areas; changes in commodity costs; the timing of new projects coming on-line; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in SJI’s distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers, suppliers or business partners to fulfill their contractual obligations; and changes in business strategies. A discussion of these and other risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements may be found in SJI’s Annual Report on Form 10-K for the year ended December 31, 2015, SJI’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016 and in other filings made by SJI with the Securities and Exchange Commission. These cautionary statements should not be construed to be exhaustive and they speak only as of the date they are made. SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	South Jersey Industries, Inc. slide presentation planned to be presented to the financial community at the AGA Financial Forum on May 15 and 16, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: May 10, 2016	/s/ Stephen H. Clark
Stephen H. Clark Senior Vice President and Chief Financial Officer